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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)       2/16/2006
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                           CITIZENS FIRST CORPORATION
                           --------------------------
             (Exact name of registrant as specified in its charter)




     Kentucky                           333-67435               61-0912615
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(State or other jurisdiction           (Commission           (IRS Employer
     of incorporation)                 File Number)          Identification No.)



                1805 Campbell Lane, Bowling Green, Kentucky     42101
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                (Address of principal executive offices)   (Zip Code)


Registrant's telephone number, including area code       (270) 393-0700
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

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ITEM 5.03. AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS;CHANGES IN FISCAL
YEAR.

(a) On February 16, 2006, the Board of Directors of Citizens First Corporation adopted an amendment to the Citizens First Corporation Amended and Restated Bylaws. A copy of the Amended and Restated Bylaws, as amended, is attached hereto as Exhibit 3 and incorporated by reference herein. The amendment amended
Article I, Section I of the Bylaws to change the date of the annual meeting of shareholders to the third Thurday in May of each year.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

   (d) The following exhibit is furnished as a part of this Report:

    3. Amended and Restated Bylaws of Citizens First Corporation dated February 16,2006.
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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CITIZENS FIRST CORPORATION
                                                     (Registrant)


                                           By:    /s/John Steven Marcum
                                                  ---------------------
                                                   John Steven Marcum
                                                   ------------------
                            Executive Vice President and Chief Financial Officer



Date:  February 22,2006

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                                  EXHIBIT INDEX


Exhibit Number    Description of Exhibit

3. Amended and Restated Bylaws of Citizens First Corporation as amended as of February 16,2006.

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